EXHIBIT 10.6

EXECUTION VERSION

SALE AND CONTRIBUTION AGREEMENT

among

CINEDIGM DIGITAL CINEMA, CORP., Cinedigm

ACCESS DIGITAL CINEMA PHASE 2, CORP., Parent

CDF2 HOLDINGS, LLC, as Seller

and

CINEDIGM DIGITAL FUNDING 2, LLC, as Purchaser

Dated as of  October 18, 2011

Table of Contents

Page

ARTICLE I

Definitions

Section 1.01.	Definitions	1
Section 1.02.	Other Definitional Provisions	1

ARTICLE II

Contribution and Sale of Transferred Assets

Section 2.01.	Contribution and Sale of Transferred Assets	1
Section 2.02.	Sale Consideration	5

ARTICLE III

Conditions Precedent

Section 3.01.	Conditions Precedent to the Purchaser’s Acquisition of Transferred Assets on the Initial Transfer Date	6
Section 3.02.	Conditions Precedent to the Seller’s Obligation to Accept the Cinedigm Contribution and the Parent Contribution, Make the Seller Contribution and Sell the Transferred Assets	6
Section 3.03.	Conditions Precedent to the Parent’s Obligation to Make the Parent Contribution	7
Section 3.04.	Conditions Precedent to Purchaser’s Acquisition of Assets Subsequent to the Initial Transfer Date	8
Section 3.05.	Conditions Precedent to the Seller’s Acceptance of Capital Contributions from the Parent or Sale of Assets to the Purchaser Subsequent to the Initial Transfer Date	8
Section 3.06.	Conditions Precedent to the Parent’s Contribution of Assets Subsequent to the Initial Transfer Date	9

ARTICLE IV

Representations and Warranties of the Seller

i

ARTICLE V

Representations and Warranties of the Purchaser

ARTICLE VI

Representations and Warranties of Cinedigm and the Parent

ARTICLE VII

Covenants of the Seller, Cinedigm and the Parent

Section 7.01.	Notices	15
Section 7.02.	Compliance with Law	15
Section 7.03.	Accounting	15
Section 7.04.	Collections Received after the Initial Transfer Date	15

ARTICLE VIII

Seller Indemnities

ARTICLE IX

Miscellaneous Provisions

SCHEDULES

Schedule 2.01(A)                                Cinedigm Assets

Schedule 2.01(B)                                Parent Assets

Schedule 2.01(C)                                Transferred Assets

Schedule 2.01(D)                                Purchaser Borrowings

SALE AND CONTRIBUTION AGREEMENT (this “Agreement”), dated as of October 18, 2011, among CINEDIGM DIGITAL CINEMA, CORP., a Delaware corporation (“Cinedigm”), ACCESS DIGITAL CINEMA PHASE 2, CORP., a Delaware corporation (the “Parent”),  CDF2 HOLDINGS, LLC, a Delaware limited liability company (the “Seller”), and CINEDIGM DIGITAL FUNDING 2, LLC, a Delaware limited liability company (the “Purchaser”).

WHEREAS, on the Initial Transfer Date (as defined below) Cinedigm desires to assign to the Seller certain of its rights, title and interests in certain of its assets; and

WHEREAS, on the Initial Transfer Date (as defined below) the Parent desires to make a capital contribution to the Seller and assign to the Seller certain of its rights, title and interests in certain of its assets; and

WHEREAS, on the Initial Transfer Date the Seller desires to contribute cash to the Purchaser, and on the Initial Transfer Date and each subsequent Sale Date (as defined below), the Seller desires to sell to the Purchaser such rights, title and interests together with all of its rights, title and interests in certain other assets; and

WHEREAS, Purchaser desires to assume all of the Seller’s rights, title and interests in the assets to be sold to Purchaser hereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Definitions.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used in this Agreement have the respective meanings assigned to them in the Definitions Annex attached hereto, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

Section 1.02. Other Definitional Provisions.  The Rules of Construction set forth in the Definition Annex attached hereto shall apply to this Agreement.

ARTICLE II

Contribution and Sale of Transferred Assets

Section 2.01. Contribution and Sale of Transferred Assets.

(a)   Subject to the terms of this Agreement, on  October 18, 2011 (the “Initial Transfer Date”), Cinedigm agrees to, and as of the Initial Transfer Date does hereby, transfer, assign, convey, and contribute (the “Cinedigm Contribution”) to the Seller,  without recourse (except for a breach of the representations and warranties set forth herein), the Assets set forth on

 Part A of Schedule 2.01. Cinedigm shall have no obligation to contribute any assets to the Seller after the Initial Transfer Date.

(b)   Subject to the terms of this Agreement, on  the Initial Transfer Date, the Parent agrees to, and as of the Initial Transfer Date does hereby, transfer, assign, convey, and contribute (the “Parent Contribution”) to the Seller $1,010,000 in cash and $990,000 in prepaid fees and, without recourse (except for a breach of the representations and warranties set forth herein), the Assets set forth on Part B of Schedule 2.01, (together with the Assets set forth on Part A of Schedule 2.01, the “Transferred Assets”) all as a capital contribution to Seller in consideration of the issuance of membership interests in the Seller, and the Seller agrees to accept such cash and Assets, and to credit to the Parent’s capital account represented by such membership interests an amount equal to the sum of (i) $2,000,000.00 plus (ii) the fair market value of the Digital Cinema Deployment Agreements (to the extent such Digital Cinema Deployment Agreements relate to Digital Systems financed under the Credit Agreement and the CHG Lease Facility Documents) set forth on Part B of Schedule 2.01, as determined by the Managers of the Seller. The Parent shall have no obligation to contribute any assets to the Seller after the Initial Transfer Date. If the Parent shall elect to make additional capital contributions (of Digital Cinema Deployment Agreements or otherwise) after the Initial Transfer Date, such contributions shall be credited to the Parent’s capital account represented by such membership interests in an amount equal to the fair market value of such contributed Digital Cinema Deployment Agreements or other assets on the date of such contribution.

(c)   Subject to the terms of this Agreement, (i) on the Initial Transfer Date, the Seller agrees to, and as of the Initial Transfer Date does, hereby (A) transfer, assign, convey, and contribute (the “Seller Contribution”, and together with Cinedigm and Parent Contribution, the “Contributions”) to the Purchaser $1,010,000 in cash and $990,000 in prepaid fees as a capital contribution to Purchaser in consideration of the issuance of membership interests in the Purchaser, and the Purchaser agrees to accept such cash and prepaid fees and (B) sell, transfer, assign and convey (the “Sale”) without recourse (except for a breach of the representations and warranties set forth herein) to the Purchaser the Transferred Assets set forth on Part C of Schedule 2.01 and the Purchaser agrees to purchase such Transferred Assets from the Seller in consideration of the Purchaser’s agreement to borrow the amount set forth on Part D of Schedule 2.01 under the Credit Agreement and lend such amount to CHG for the purchase of Digital Systems in accordance with the CDF2 Loan Documents and the CHG Lease Facility Documents (together with any consideration delivered by the Purchaser pursuant to clause (ii) of this Section 2.01(b), the “Sale Consideration”) and (ii) from time to time on any Business Day subsequent to the Initial Transfer Date designated by Seller and Purchaser (each such Business Day, together with the Initial Transfer Date, a “Sale Date”), the Seller may sell, transfer, assign and convey without recourse (except for a breach of the representations and warranties set forth herein) to the Purchaser, and the Purchaser may purchase rights and interests to additional Digital Cinema Deployment Agreements, Exhibitor Agreements or Supply Agreements in consideration of the Purchaser’s agreement to borrow additional funds under the Credit Agreement and lend such funds to CHG for the purchase of Digital Systems in accordance with the CDF2 Loan Documents and the CHG Lease Facility Documents.

(d)   The Seller agrees to assume from Cinedigm and the Parent all of  Cinedigm’s and the Parent’s obligations under the Digital Cinema Deployment Agreements contributed to the Seller hereunder and perform all of Cinedigm’s and the Parent’s obligations thereunder to the extent such Digital Cinema Deployment Agreements relate to Digital Systems financed under the Credit Agreement and the CHG Lease Facility Documents.

(e)   The Purchaser agrees to (i) assume from the Seller all of the Seller’s obligations under the Digital Cinema Deployment Agreements which the Seller has assumed from Cinedigm and the Parent, the Exhibitor Agreements and the Supply Agreements relating to the Digital Systems and perform all of the Seller’s obligations thereunder, and (ii) assume all other contracts and liabilities relating to the Transferred Assets and perform all obligations of the Seller under such Phase 2 Agreements (all of the foregoing referred to in clause (i) and (ii), collectively, the “Assumed Obligations”).  Notwithstanding the foregoing, the Purchaser does not assume and shall have no obligation to perform any liabilities of the Seller under the Phase 2 Agreements relating to periods prior to the Initial Transfer Date (collectively, the “Non-Assumed Obligations”).

(f)   As between the Seller, on one hand, and Cinedigm or the Parent, on the other hand, the Seller shall not have any obligation to pay or perform any obligations with respect to the Digital Cinema Deployment Agreements relating to periods prior to the Initial Transfer Date. However, the parties acknowledge and agree that the Seller may be required to pay or perform such obligations by the counterparty to any such Digital Cinema Deployment Agreement that has not released Cinedigm or the Parent from its obligations under such Digital Cinema Deployment Agreement.  If the Seller pays any amount with respect to such Digital Cinema Deployment Agreement, each of Cinedigm and the Parent hereby agrees to pay the Seller in cash such amount promptly upon receiving written notice thereof from the Seller.

(g)   As between the Purchaser, on one hand, and the Seller, on the other hand, the Purchaser shall not have any obligation to pay or perform any Non-Assumed Obligations with respect to the Transferred Assets. However the parties acknowledge and agree that the Purchaser may be required to pay or perform such obligations by the counterparty to any Phase 2 Agreement that has not released Seller from its obligations under such Phase 2 Agreement.  If the Purchaser pays any amount with respect to such Non-Assumed Obligations, the Seller hereby agrees to pay the Purchaser in cash such amount promptly upon receiving written notice thereof from the Purchaser.

(h)   As between the Seller, on one hand, and Cinedigm or the Parent, on the other hand, neither Cinedigm nor the Parent shall have any obligation to pay or perform any obligations with respect to the Digital Cinema Deployment Agreements to the extent contributed to the Seller hereunder relating to periods on or after the Initial Transfer Date.  However, the parties hereto acknowledge and agree that Cinedigm or the Parent may be required to pay or perform such obligations by the counterparty to any such Digital Cinema Deployment Agreement that has not released Cinedigm or the Parent from its obligations under such Digital Cinema Deployment Agreement.  If Cinedigm or the Parent pays any amount with respect to such obligations, the Seller hereby agrees to pay to the Parent in cash such amount promptly upon receiving written notice thereof from Cinedigm or the Parent.

(i)   As between the Purchaser, on one hand, and the Seller and Cinedigm or the Seller and the Parent on the other hand, none of the Seller, Cinedigm or the Parent shall have any obligation to pay or perform any Assumed Obligations with respect to the Transferred Assets.  However, the parties acknowledge and agree that the Seller, Cinedigm or the Parent may be required to pay or perform such obligations by the counterparty to any Phase 2 Agreement that has not released the Seller, Cinedigm or the Parent from its obligations under such Phase 2 Agreement.  If the Seller, Cinedigm or the Parent pays any amount with respect to such Assumed Obligations, the Purchaser hereby agrees to pay to the Seller, Cinedigm or the Parent, as the case may be, in cash such amount set forth in the Cash Expense Report (as defined in the Credit Agreement) and at such times as permitted pursuant to Sections 4.4(a) and 4.5(a) of the Multiparty Agreement, as applicable.  To the extent sufficient funds are not then so permitted to be paid, payment shall be deferred, without interest, until such funds are permitted to be paid in accordance with Sections 4.4(a) and 4.5(a) of the Multiparty Agreement.  All receipts of Transferred Assets that the Seller, Cinedigm or the Parent may receive after the Initial Transfer Date shall be paid within two (2) Business Days after receipt thereof by the Seller, Cinedigm or the Parent to an account (the “Designated Account”) specified in writing to the Seller, Cinedigm and the Parent by the Purchaser.

(j)   It is the intention of Cinedigm, the Parent and the Seller that the Contributions will constitute the immediate and absolute and irrevocable contribution, transfer and assignment from Cinedigm to Seller and Parent to the Seller, as the case may be of all of Cinedigm’s and Parent’s right, title and interest in and to the Transferred Assets subject to the Contributions.  The Seller will be entitled to all incidents, benefits and risks of ownership of such Transferred Assets, including, without limitation, the right to sell, exploit and otherwise transfer and dispose of such Transferred Assets.

(k)   It is the intention of the Seller and the Purchaser that the Sale will constitute the immediate and absolute and irrevocable sale, transfer and assignment from the Seller to the Purchaser of all of the Seller’s right, title and interest in and to the Transferred Assets subject to the Sale.  The Purchaser will be entitled to all incidents, benefits and risks of ownership of such Transferred Assets, including, without limitation, the sole right to sell, exploit and otherwise transfer and dispose of such Transferred Assets.

(l)   In connection with the Sale and the Contributions, each of the Seller, Cinedigm and the Parent shall, as applicable, (i) relinquish all power to sell, pledge, assign, transfer, license, or otherwise exploit or dispose of any Transferred Assets, (ii) have no further obligation to the Purchaser with respect to any such Transferred Assets (except as expressly set forth in this Section 2.01 and Article VIII hereof) and (iii) have no right or obligation under this Agreement, by implication or otherwise, to repurchase from the Seller, in the case of Cinedigm and the Parent, and the Purchaser, in the case of the Seller, any such Transferred Assets or to rescind or otherwise effect retroactively any purchase of any such Transferred Assets after the Initial Transfer Date or a subsequent Sale Date, as the case may be.  The Sale Consideration may not be altered or otherwise changed after delivery thereof from the Purchaser to the Seller.

(m)   Cinedigm and the Parent hereby grant to the Seller an irrevocable power of attorney (coupled with an interest) to take any and all steps in Cinedigm’s or the Parent’s name necessary or desirable, in the reasonable opinion of the Seller to collect all amounts due to the Seller in connection with the rights in the Digital Cinema Deployment Agreements contributed hereunder, including enforcing such rights and exercising all rights and remedies in respect thereof.  Cinedigm or the Parent shall from time to time take whatever steps are reasonably requested in writing by the Seller in order to enforce such rights in the Digital Cinema Deployment Agreements.

(n)   The Seller hereby grants to the Purchaser an irrevocable power of attorney (coupled with an interest) to take any and all steps in the Seller’s name necessary or desirable, in the reasonable opinion of the Purchaser or the Administrative Servicer (as defined in the Credit Agreement), as the case may be, to collect all amounts due to the Seller in connection with the Transferred Assets, including enforcing the Phase 2 Agreements and exercising all rights and remedies in respect thereof.  The Seller shall from time to time take whatever steps are reasonably requested in writing by the Purchaser in order to enforce its rights in the Transferred Assets.

(o)   Neither the Seller nor the Parent intends the Seller Contribution to be, or for any purpose to be characterized as, a loan from the Seller to the Parent.  It is, further, not the intention of Cinedigm, the Parent or the Seller that the conveyance of the Transferred Assets by Cinedigm or the Parent be deemed a grant of a security interest in such Transferred Assets by Cinedigm or the Parent to the Seller to secure a debt or obligation of Cinedigm or the Parent.  However, in the event that, notwithstanding the intent of the parties to this Agreement, any portion of such Transferred Assets is considered to be the property of Cinedigm’s or the Parent’s estate, then (i) this Agreement shall be deemed to be a security agreement within the meaning of Article 9 of the UCC and (ii) the conveyance by Cinedigm or the Parent provided for in this Agreement shall be deemed to be a grant by Cinedigm or the Parent to the Seller of, and each of Cinedigm and the Parent hereby grants to the Seller, a security interest in and to all of Cinedigm’s or the Parent’s right, title and interest in, to and under such Transferred Assets, whether then or thereafter existing or created, to secure (A) the rights of the Seller thereunder and (B) the payment and performance of Cinedigm’s or the Parent’s obligations (whether monetary or otherwise) under this Agreement.

(p)   Neither the Seller nor the Purchaser intends the transactions contemplated by this Agreement to be, or for any purpose to be characterized as, loans from the Purchaser to the Seller.  It is, further, not the intention of the Purchaser or the Seller that the conveyance of the Transferred Assets by the Seller be deemed a grant of a security interest in the Transferred Assets by the Seller to the Purchaser to secure a debt or obligation of the Seller.  However, in the event that, notwithstanding the intent of the parties to this Agreement, any portion of the Transferred Assets is considered to be the property of the Seller’s estate, then (i) this Agreement shall be deemed to be a security agreement within the meaning of Article 9 of the UCC and (ii) the conveyance by the Seller provided for in this Agreement shall be deemed to be a grant by the Seller to the Purchaser of, and the Seller thereby grants to the Purchaser, a security interest in and to all of the Seller’s right, title and interest in, to and under the Transferred Assets, whether then or thereafter existing or created, to secure (A) the rights of the Purchaser thereunder and (B) the payment and performance of the Seller’s obligations (whether monetary or otherwise) under this Agreement.

Section 2.02. Sale Consideration.  Subject to the terms of this Agreement, the Purchaser agrees to (a) provide Sale Consideration for the Transferred Assets sold hereunder on the Initial Transfer Date and (b) provide the Sale Consideration for additional assets on each Sale Date after the Initial Transfer Date.

ARTICLE III

Conditions Precedent

Section 3.01. Conditions Precedent to the Purchaser’s Acquisition of Transferred Assets on the Initial Transfer Date.  The obligation of the Purchaser to acquire the Transferred Assets on the Initial Transfer Date from the Seller is subject to the satisfaction of the following conditions precedent (unless waived by the Purchaser):

(a)   the Purchaser shall have received a copy of (i) the duly adopted consent of the Board of Directors of each of Cinedigm and the Parent authorizing this Agreement, the documents to be delivered by Cinedigm and the Parent hereunder and the transactions contemplated hereby, certified by an officer of each of Cinedigm and the Parent and (ii) the duly adopted approval of the managers and Member of the Seller authorizing this Agreement, the documents to be delivered by the Seller hereunder and the transactions contemplated hereby, certified by an officer of the Seller;

(b)   the Purchaser shall have received duly executed certificates of the secretaries of the Seller, Cinedigm and the Parent certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other documents to be delivered by Seller and the Parent hereunder;

(c)   each of the representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Initial Transfer Date; and

(d)   each of the representations and warranties made by the Parent in this Agreement shall be true and correct in all material respects on and as of the Initial Transfer Date.

(e)   Each of the representations and warranties made by Cinedigm in this Agreement shall be true and correct in all material respects on and as of the Initial Transfer Date.

Section 3.02. Conditions Precedent to Cinedigm’s Obligation to Make the Cinedigm Contribution and the Seller’s Obligation to Accept the Cinedigm Contribution and the Parent Contribution, Make the Seller Contribution and Sell the Transferred Assets.  The obligation of Cinedigm to make the Cinedigm Contribution and the obligation of the Seller to accept the Cinedigm Contribution and Parent Contribution, to make the Seller Contribution and to transfer the Transferred Assets to the Purchaser on the Initial Transfer Date shall be subject to the satisfaction of the following conditions precedent:

(a)   the Seller shall have received (i) a copy of the duly adopted consent of the managers and Member of the Purchaser authorizing this Agreement, the documents to be delivered by the Purchaser hereunder and the transactions contemplated hereby, certified by an officer of the Purchaser and (ii) the duly adopted consent of the Board of Directors of each of Cinedigm and the Parent authorizing this Agreement, the documents to be delivered by

Cinedigm and the Parent hereunder and the transactions contemplated hereby, certified by an officer of each of Cinedigm and the Parent;

(b)   Cinedigm shall have received (i) a copy of the duly adopted consent of the managers and Member of the Purchaser authorizing this Agreement, the documents to be delivered by the Purchaser hereunder and the transactions contemplated hereby, certified by an officer of the Purchaser and (ii) the duly adopted consent of the Board of Directors of each of the Seller and the Parent authorizing this Agreement, the documents to be delivered by the Seller and the Parent hereunder and the transactions contemplated hereby, certified by an officer of each of the Seller and the Parent;

(c)   the Seller shall have received duly executed certificates of the secretaries of the Purchaser, Cinedigm and the Parent certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other documents to be delivered by the Purchaser, Cinedigm and the Parent hereunder;

(d)   Cinedigm shall have received duly executed certificates of the secretaries of the Purchaser, the Seller and the Parent certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other documents to be delivered by the Purchaser, the Seller and the Parent hereunder;

(e)   each of the representations and warranties made by the Purchaser in this Agreement shall be true and correct in all material respects on and as of the Initial Transfer Date;

(f)   with respect to Cinedigm, each of the representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Initial Transfer Date;

(g)   with respect to Seller, each of the representations and warranties made by Cinedigm in this Agreement shall be true and correct in all material respects on and as of the Initial Transfer Date; and

(h)   each of the representations and warranties made by the Parent in this Agreement shall be true and correct in all material respects on and as of the Initial Transfer Date.

Section 3.03. Conditions Precedent to the Parent’s Obligation to Make the Parent Contribution.  The obligation of the Parent to make the Parent Contribution to the Seller on the Initial Transfer Date shall be subject to the satisfaction of the following conditions precedent:

(a)   the Parent shall have received (i) a copy of the duly adopted consent of the managers and Member of the Purchaser authorizing this Agreement, the documents to be delivered by the Purchaser hereunder and the transactions contemplated hereby, certified by an officer of the Purchaser, (ii) the duly adopted consent of the managers and Member of the Seller authorizing this Agreement, the documents to be delivered by the Seller hereunder and the transactions contemplated hereby, certified by an officer of the Seller; and (iii) the duly adopted consent of the Board of Directors of Cinedigm authorizing this Agreement, the documents to be delivered by Cinedigm hereunder and the transactions contemplated hereby, certified by an officer of Cinedigm;

(b)   the Parent shall have received a duly executed certificate of the secretaries of the Purchaser, Cinedigm and the Seller certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other documents to be delivered by  the Purchaser, Cinedigm and the Seller hereunder;

(c)   each of the representations and warranties made by the Purchaser and the Seller in this Agreement shall be true and correct in all material respects on and as of the Initial Transfer Date;

(d)   each of the representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Initial Transfer Date; and

(e)   each of the representations and warranties made by Cinedigm in this Agreement shall be true and correct in all material respects on and as of the Initial Transfer Date.

Section 3.04. Conditions Precedent to Purchaser’s Acquisition of Assets Subsequent to the Initial Transfer Date.  The obligation of the Purchaser to purchase and assume assets from the Seller on each Sale Date other than the Initial Transfer Date shall be subject to the satisfaction of the following conditions precedent:

(a)   each of the representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of such Sale Date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b)   the Seller shall have performed in all material respects all of its obligations to be performed hereunder on or before such Sale Date; and

(c)   the sale being made on such Sale Date has been documented in form and substance reasonably satisfactory to the Purchaser.

Section 3.05. Conditions Precedent to the Seller’s Acceptance of Capital Contributions from the Parent or Sale of Assets to the Purchaser Subsequent to the Initial Transfer Date.  (a) The obligation of the Seller to accept capital contributions from the Parent after the Initial Transfer Date shall be subject to the satisfaction of the following conditions precedent:

(i)   each of the representations and warranties made by the Parent in this Agreement shall be true and correct in all material respects on and as of the date of such contribution (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(ii)   the Parent shall have performed in all material respects all of its obligations to be performed hereunder on or before such date; and

(iii)   the contribution being made on such date has been documented in form and substance reasonably satisfactory to the Seller.

(b) The obligation of the Seller to sell, transfer, assign and convey assets to the Purchaser after the Initial Transfer Date shall be subject to the satisfaction of the following conditions precedent:

(i)   each of the representations and warranties made by the Purchaser in this Agreement shall be true and correct in all material respects on and as of such Sale Date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(ii)   the Purchaser shall have performed in all material respects all of its obligations to be performed hereunder on or before such Sale Date; and

(iii)   the sale being made on such Sale Date has been documented in form and substance reasonably satisfactory to the Seller.

Section 3.06. Conditions Precedent to the Parent’s Contribution of Assets Subsequent to the Initial Transfer Date.  The obligation of the Parent to make capital contributions to the Seller after the Initial Transfer Date shall be subject to the satisfaction of the following conditions precedent:

(a)   each of the representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b)   the Seller shall have performed in all material respects all of its obligations to be performed hereunder on or before such date; and

(c)   the contribution being made on such date has been documented in form and substance reasonably satisfactory to the Purchaser.

ARTICLE IV

Representations and Warranties of the Seller

The Seller makes the following representations and warranties as of the Initial Transfer Date and each Sale Date:

Section 4.01. Organization and Good Standing.  The Seller is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own and, to sell and license the exploitation of the Transferred Assets.  No action has been taken by the Seller or is pending, no proceedings have been commenced or are threatened or are pending against the Seller for (i) the winding-up, liquidation, dissolution, examinership or reorganization of the Seller; or (ii) the Seller to enter into any composition or arrangement with its creditors generally; or (iii) the appointment of a receiver, examiner, liquidator, trustee or similar officer in respect of the Seller or any of its property, undertaking or assets.

Section 4.02. Due Qualification.  The Seller is in good standing as a foreign entity in all jurisdictions where (a) the nature of its properties or business so requires or (b) the failure to be so qualified or be in good standing could not have a Material Adverse Effect on the Seller.

Section 4.03. Power and Authority.  The Seller (i) has duly executed and delivered this Agreement,  (ii) has the power and authority to execute and deliver this Agreement and to perform and observe its terms, (iii) has full power and authority to sell the Transferred Assets to be sold to the Purchaser, and (iv) the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary action.

Section 4.04. Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 4.05. No Violation.  The execution, delivery and performance by the Seller of this Agreement and the fulfillment of the terms hereof (a) do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, any provision of, or require the consent of any third party under (i) the constitutive documents of the Seller, (ii) any indenture, credit agreement or other financing agreement to which the Seller is a party or by which it shall be bound, (iii) the Phase 2 Agreements and any other material agreement to which the Seller is a party or by which it shall be bound, except insofar as any conflict, default or breach of any such agreement under this clause (iii) would not result in a Material Adverse Effect on the Seller, (b) will not result in the creation or imposition of any Lien (other than any Permitted Lien) upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument and (c) will not violate any law or statute or any order, rule or regulation applicable to the Seller of any Governmental Authority having jurisdiction over the Seller or its properties if such violation is reasonably likely to have a Material Adverse Effect on the Seller.

Section 4.06. No Proceedings.  There are no proceedings or investigations pending or, to the Seller’s knowledge, threatened, before any Governmental Authority having jurisdiction over the Seller or its properties:  (i) asserting the invalidity of this Agreement or any of the Phase 2 Agreements to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Phase 2 Agreements to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the other Loan Documents, the CHG Lease Facility Documents or the Phase 2 Agreements to which the Seller is a party.

Section 4.07. Approvals.  No approval, authorization, consent, order or other action of, or filing with, any Governmental Authority by the Seller is required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained, effected or made.

Section 4.08. Financial Condition.  On and as of the date hereof, on a pro forma basis after giving effect to the transactions contemplated hereby, the Seller is Solvent.

Section 4.09. No Fraudulent Transfer.  The Seller has neither entered, nor is entering, into this Agreement with the intent (whether actual or constructive) to hinder, delay, or defraud its present or future creditors and is receiving reasonably equivalent value and fair consideration for the Transferred Assets being transferred hereunder.

Section 4.10. The Transferred Assets.

(a)   Ownership.  As of the Initial Transfer Date, the Transferred Assets constitute all of the assets of the Seller other than the Management Services Agreement, Software License Agreements, and the CHG Lease Documents. As of the Initial Transfer Date (and each subsequent Sale Date) and immediately prior to the transfer of any Transferred Assets to the Purchaser, (i) the Seller will be the sole and legal beneficial owner of the Transferred Assets that are the subject of the Sale from the Seller free and clear of all Liens and rights of others (other than Permitted Liens, Liens created under the CHG Lease Facility Documents and Liens and rights of others expressly permitted pursuant to this Agreement) and (ii) there shall be no effective UCC financing statement (or any equivalent instrument) covering such Transferred Assets (other than with respect to Permitted Liens or Liens created pursuant to the CHG Lease Facility Documents).

(b)   Agreements.  At the Initial Transfer Date, each Exhibitor Agreement and each Supply Agreement that constitute Transferred Assets is in full force and effect, and there is no, and the Seller has received no notice, after due inquiry, of any default under any such agreement by the Seller.

(c)   Transfer Taxes. There is no tax payable by the Purchaser in connection with the conveyance of the Transferred Assets to the Purchaser.

Section 4.11. True and Complete Disclosure.  (a) Neither this Agreement nor any Phase 2 Agreements to which the Seller is a party nor any agreement, document, certificate or statement furnished to the Purchaser, the Collateral Agent and/or the Lenders by or on behalf of the Seller in connection with the transactions contemplated by the Phase 2 Agreements, including, without limitation, information relating to the Transferred Assets and the operations of the Seller, at the time it was furnished, contained any untrue statement of a material fact or omitted to state a material fact, under the circumstances under which it was made, necessary in order to make the statements contained herein or therein not misleading (considered in the context of all other information provided to such parties), it being understood that for purposes of this Section 4.11, such factual information and data shall not include pro forma financial information or projections (including financial estimates, forecasts and other forward looking information or information of a general economic or general industry nature).

(b)           The projections (including any financial estimates, forecasts and other forward-looking information) contained in the information and data referred to in paragraph (a) above were based on good faith estimates and assumptions believed by such Person to be reasonable at the time made, it being recognized by the Purchaser that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

ARTICLE V

Representations and Warranties of the Purchaser

The Purchaser makes the following representations and warranties as of the Initial Transfer Date and each Sale Date:

Section 5.01. Organization and Good Standing.  The Purchaser is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own, sell and license the exploitation of the Transferred Assets. No action has been taken by the Purchaser or is pending, no proceedings have been commenced or are threatened or are pending against the Purchaser for (i) the winding-up, liquidation, dissolution, examinership or reorganization of the Purchaser; or (ii) the Purchaser to enter into any composition or arrangement with its creditors generally; or (iii) the appointment of a receiver, examiner, liquidator, trustee or similar officer in respect of the Purchaser or any of its property, undertaking or assets.

Section 5.02. Due Qualification.  The Purchaser is in good standing as a foreign entity in all jurisdictions where (a) the nature of its properties or business so requires or (b) the failure to be so qualified or be in good standing could not have a Material Adverse Effect on the Purchaser.

Section 5.03. Power and Authority.  The Purchaser (i) has duly executed and delivered this Agreement, (ii) has the power and authority to execute and deliver this Agreement and to perform and observe its terms; (iii) has full power and authority to purchase the property to be purchased by it hereunder, and (iv) has duly authorized the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary action.

Section 5.04. Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 5.05. Certain Liabilities.  After giving effect to the transactions contemplated by the Loan Documents, the CDF2 Loan Documents and the Phase 2 Agreements, the Purchaser believes that it will be able to pay and perform its obligations as they become due, including, without limitation, its obligations to pay the Assumed Obligations.

ARTICLE VI

Representations and Warranties of Cinedigm and the Parent

Each of Cinedigm and the Parent makes the following representations and warranties as of the Initial Transfer Date and on the date of each subsequent contribution to the Seller:

Section 6.01. Organization and Good Standing.  Each of Cinedigm and the Parent is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own and, to contribute and license the exploitation of the Transferred Assets.  No action has been taken by Cinedigm or the Parent or is pending, no proceedings have been commenced or are threatened or are pending against Cinedigm or the Parent for (i) the winding-up, liquidation, dissolution, examinership or reorganization of Cinedigm or the Parent; or (ii) Cinedigm or the Parent to enter into any composition or arrangement with its creditors generally; or (iii) the appointment of a receiver, examiner, liquidator, trustee or similar officer in respect of Cinedigm or the Parent or any of its property, undertaking or assets.

Section 6.02. Due Qualification.  Each of Cinedigm and the Parent is in good standing as a foreign entity in all jurisdictions where (a) the nature of its properties or business so requires and (b) the failure to be so qualified or be in good standing could have a Material Adverse Effect on Cindegm or the Parent.

Section 6.03. Power and Authority.  Each of Cinedigm or the Parent (i) has duly executed and delivered this Agreement; (ii) has the power and authority to execute and deliver this Agreement and to perform and observe its terms, (iii) has full power and authority to contribute the Transferred Assets to be contributed to the Seller, and (iv) the execution, delivery and performance of this Agreement has been duly authorized by Cinedigm and the Parent by all necessary action.

Section 6.04. Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of Cinedigm and the Parent enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 6.05. No Violation.  The execution, delivery and performance by Cinedigm or the Parent of this Agreement and the fulfillment of the terms hereof (a) do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, any provision of, or require the consent of any third party under (i) the constitutive documents of Cinedigm or the Parent, (ii) any indenture, credit agreement or other financing agreement to which Cinedigm or the Parent is a party or by which it shall be bound, (iii) any Phase 2 Agreement or other material agreement to which Cinedigm or the Parent is a party or by which it shall be bound, except insofar as any conflict, default or breach of any such agreement under this clause (iii) would not result in a Material Adverse Effect on Cinedigm or the Parent, (b) will not result in the creation or imposition of any Lien (other than any Permitted Lien) upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument and (c) will not violate any law or statute or any order, rule or regulation applicable to Cinedigm or the Parent of any Governmental Authority having jurisdiction over Cinedigm or the Parent or its properties if such violation is reasonably likely to have a Material Adverse Effect on Cinedigm or the Parent.

Section 6.06. No Proceedings.  There are no proceedings or investigations pending or, to Cinedigm’s or the Parent’s knowledge, threatened, before any Governmental Authority having jurisdiction over Cinedigm or the Parent or its properties:  (i) asserting the invalidity of this Agreement or any of the Phase 2 Agreements to which Cinedigm or the Parent is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Phase 2 Agreements to which Cinedigm or the Parent is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by Cinedigm or the Parent of its obligations under, or the validity or enforceability of, this Agreement or any of the Phase 2 Agreements to which Cinedigm or the Parent is a party.

Section 6.07. Approvals.  No approval, authorization, consent, order or other action of, or filing with, any Governmental Authority by Cinedigm or the Parent is required in connection with the execution and delivery by Cinedigm or the Parent of this Agreement, the performance by Cinedigm or the Parent of the transactions contemplated hereby or the fulfillment by Cinedigm or the Parent of the terms hereof, except those that have been obtained, effected or made.

Section 6.08. No Fraudulent Transfer.  Neither Cinedigm nor the Parent has entered, or is entering, into this Agreement with the intent (whether actual or constructive) to hinder, delay, or defraud its present or future creditors and is receiving reasonably equivalent value and fair consideration for the Transferred Assets being transferred hereunder.

Section 6.09. The Transferred Assets.

(a)   Ownership.  As of the Initial Transfer Date (and as of the date of any subsequent contribution) and immediately prior to the contribution of any Transferred Assets to the Seller, (i) each of Cinedigm and Parent will be the sole and legal beneficial owner of the Transferred Assets that are the subject of the Cinedigm Contribution and Parent Contribution from Cinedigm and Parent, respectively, free and clear of all Liens and rights of others (other than Permitted Liens and Liens and rights of others expressly permitted pursuant to this Agreement), and (ii) there shall be no effective UCC financing statement (or any equivalent instrument) covering such Transferred Assets (other than with respect to Permitted Liens).

(b)   Agreements.  At the Initial Transfer Date and the date of any subsequent contribution to the Seller, each Digital Cinema Deployment Agreement in which rights are contributed to the Seller is in full force and effect, and there is no, nor has Cinedigm nor Parent received notice, after due inquiry, of any default under any such agreement by Cinedigm or the Parent.

Section 6.10. True and Complete Disclosure.  Neither this Agreement nor any Phase 2 Agreement to which Cinedigm or Parent is a party nor any agreement, document, certificate or statement furnished to the Seller, the Collateral Agent and/or the Lenders by or on behalf of Cinedigm or the Parent in connection with the transactions contemplated by the Phase 2 Agreements, including, without limitation, information relating to the Transferred Assets and the operations of  Cinedigm or the Parent, at the time it was furnished, contained any untrue statement of a material fact or omitted to state a material fact, under the circumstances under which it was made, necessary in order to make the statements contained herein or therein not misleading (considered in the context of all other information provided to such parties), it being understood that for purposes of this Section 6.11, such factual information and data shall not include pro forma financial information or projections (including financial estimates, forecasts and other forward looking information or information of a general economic or general industry nature).

ARTICLE VII

Covenants of the Seller, Cinedigm and the Parent

Section 7.01. Notices.  Each of the Seller, Cinedigm and the Parent, as the case may be, shall notify the Purchaser promptly after becoming aware of:  (a) any Lien or writ of attachment on any Transferred Asset other than Permitted Liens, Liens created under the CHG Lease Facility Documents and the conveyances hereunder, and (b) any litigation, investigation or proceeding affecting the Seller, Cinedigm, the Parent or any of their respective subsidiaries which could reasonably be expected, in the reasonable good faith business judgment of the Seller or the Parent, as the case may be, to result in a Material Adverse Effect on the Seller, Cinedigm or the Parent, as the case may be.

Section 7.02. Compliance with Law.  Each of the Seller, Cinedigm and the Parent hereby agrees to comply in all material respects with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any Governmental Authority applicable to the Seller, Cinedigm or the Parent, as the case may be, except to the extent that the failure to comply therewith, in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Seller, Cinedigm or the Parent, as the case may be.

Section 7.03. Accounting.  The Seller, Cinedigm or the Parent shall indicate in its consolidated financial statements and computer records assigned that the Transferred Assets have been absolutely transferred, sold and assigned to the Purchaser, and neither the Seller nor the Parent nor Cinedigm will otherwise claim in its records ownership of the Transferred Assets or the proceeds thereof.  Neither the Seller, Cinedigm nor the Parent shall take any action that is inconsistent with Purchaser’s ownership of the Transferred Assets.

Section 7.04. Collections Received after the Initial Transfer Date.  In the event the Seller or the Parent receives any Collections after the Initial Transfer Date, it shall cause such amounts to be deposited in the Collection Account within two (2) Business Days after receipt thereof; provided that, for purposes of this Section 7.04, any Collections received by the Seller or the Parent after 3:00 p.m. (New York time) on any Business Day shall be deemed to have been received on the next succeeding Business Day.

ARTICLE VIII

Seller Indemnities

Cinedigm, the Seller and the Parent, severally not jointly, agree (a) to pay, indemnify and hold the Purchaser harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and any such other documents and (b) to pay, indemnify and hold the Purchaser harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of, relating to or resulting from any of the following (collectively, the “Purchaser Indemnified Liabilities”):

(i)   the transfer by the Seller, Cinedigm or Parent of any interest in any Transferred Asset to any Person other than the Purchaser;

(ii)   the failure of any representation or warranty or statement made or deemed made by the Seller, Cinedigm or Parent under or in connection with this Agreement or in any certificate or report delivered pursuant hereto to be true and correct in any material respect when made or deemed made;

(iii)   any third-party claim (other than any third-party claim based on any acts or omissions of the Purchaser not consistent with the manner in which the Transferred Assets were exploited by the Seller, Cinedigm or the Parent prior to the date hereof) that the exploitation of any Transferred Assets sold hereunder infringes upon, misappropriates or otherwise violates any patent, copyright, trademark, trade secret, right of publicity or privacy, moral right or other proprietary right of any Person, or any claim that any such furnished materials are defamatory or otherwise tortious;

(iv)   the failure by the Seller, Cinedigm or Parent to perform its contractual duties or obligations under this Agreement;

(v)   the failure by the Seller, Cinedigm or Parent to comply with any Applicable Law, rule or regulation of any governmental authority with respect to the transfer of any Transferred Assets;

(vi)   any Non-Assumed Obligations; or

(vii)   the failure to pay to the Purchaser any amount with respect to the Transferred Assets received by the Seller, Cinedigm or Parent.

ARTICLE IX

Miscellaneous Provisions

Section 9.01. Amendment.  Neither this Agreement nor any terms hereof may be amended, supplemented or modified except in a writing signed by the Seller, Cinedigm, Parent and the Purchaser.

Section 9.02. Notices.  All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or five (5) Business Days after being deposited in the mail, by U.S. first class mail postage prepaid, one (1) Business Day after being sent by nationally recognized overnight courier, or, in the case of telecopy notice, when received, addressed to the applicable party at its address set forth on the signature pages hereto.

Section 9.03. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parent, Cinedigm, the Seller and the Purchaser and their respective successors (whether by merger, consolidation or otherwise) and assigns.  The provisions of this Agreement are for the benefit of the Seller, Cinedigm, the Parent and the Purchaser and such respective successors and assigns, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Transferred Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained herein, except as provided in the last sentence of this Section 9.03.  Each of the Seller, Cinedigm and the Parent agrees that it will not assign or transfer all or any portion of its rights or obligations hereunder without the prior written consent of the Purchaser.  Each of the Seller, Cinedigm and the Parent understands that the Purchaser will grant a security interest in the Transferred Assets (including the right to all revenues and proceeds of the Transferred Assets), and its rights under this Agreement, to secure the Obligations of the Purchaser to the Secured Parties.  Each of the Seller, Cinedigm and Parent hereby consents to the grant of such security interest and, in connection therewith, (w) agrees that the Collateral Agent shall be a third party beneficiary of this Agreement, (x) agrees that the Collateral Agent may have the right to exercise the Purchaser’s rights and remedies hereunder, (y) agrees that the Collateral Agent may have the right to foreclose on its security interest in the Purchaser’s rights under this Agreement and to exercise the Purchaser’s rights and remedies hereunder, and (z) acknowledges and agrees that it will upon the reasonable request of the Purchaser agree with Collateral Agent that neither this Agreement nor any of the terms hereof may be amended, supplemented, modified or waived without the written consent of such party.

Section 9.04. Survival of Agreement.  All covenants, agreements, representations and warranties made by the Seller herein and/or in the appendices, certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any Phase 2 Agreement shall be considered to have been relied upon by the Purchaser and shall survive the Sales and Contributions of the Transferred Assets to the Purchaser and the Seller, respectively, regardless of any investigation made by the Purchaser, the Seller or any party providing financing to the Purchaser or the Seller or on their behalf, and shall continue in full force and effect so long as this Agreement and the Loan Documents have not been terminated.

Section 9.05. GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 9.06. Entire Agreement.  This Agreement, the Phase 2 Agreements, the Loan Documents, the CHG Lease Facility Documents and the CDF2 Loan Documents constitute the entire contract among the parties relative to the subject matter hereof.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement, the Phase 2 Agreements, the Loan Documents, the CHG Lease Facility Documents and the other CDF2 Loan Documents.

Section 9.07. Waivers of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION OR ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 9.07.

Section 9.08. Severability.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.09. Separate Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 9.10. Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.11. Jurisdiction; Consent to Service of Process.

(a)   Each of Cinedigm, the Parent, the Seller and the Purchaser hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)   Each of Cinedigm, the Parent, the Seller and the Purchaser hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)   Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.02.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.12. Confidentiality.  Each party hereto agrees to keep confidential (and (a) to cause its respective officers, directors and employees to keep confidential and (b) to use commercially reasonable efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the parties hereto shall be permitted to disclose Information (i) to the extent required by Applicable Laws and regulations or by any subpoena or similar legal or judicial process or (ii) as requested by rating agencies.  For the purposes of this Section 9.12, the term “Information” shall mean all information that is subject to the confidentiality provisions contained in the Phase 2 Agreements.  The provisions of this Section 9.12 shall remain operative and in full force and effect regardless of the expiration and term of this Agreement.  Notwithstanding the foregoing, the parties hereto agree that the filing of any of the Phase 2 Agreements, the Loan Documents, the CHG Lease Facility Documents or CDF2 Loan Documents (to the extent necessary in the reasonable judgment of the Purchaser after consulting with the Collateral Agent) with the Securities and Exchange Commission (the

“SEC”) in accordance with the SEC rules and regulations will not result in a violation of the foregoing confidentiality provisions.

Section 9.13. Non-petition Covenants.  Notwithstanding any prior termination of this Agreement, neither Cinedigm, the Parent nor the Seller shall (in the case of the Purchaser) and Cinedigm or the Parent  shall not (in the case of the Seller), prior to the date which is one year and one day after the repayment of any third party debt under any Loan Document or CHG Lease Facility Document acquiesce, petition or otherwise invoke or cause the Purchaser or the Seller, as applicable to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Purchaser or the Seller, as applicable under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or the Seller, as applicable or any substantial part of the property of the Purchaser or the Seller, as applicable, or ordering the winding up or liquidation of the affairs of the Purchaser or the Seller, as applicable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CINEDIGM DIGITAL FUNDING 2, LLC

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	General Counsel and Secretary

Address:
55 Madison Avenue
Morristown, NJ 07960

CDF2 HOLDINGS, LLC

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President

Address:
55 Madison Avenue
Morristown, NJ 07960

ACCESS DIGITAL CINEMA PHASE 2, CORP.

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	Secretary

Address:
55 Madison Avenue
Morristown, NJ 07960

CINEDIGM DIGITAL CINEMA CORP.

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	General Counsel and Secretary

Address:
55 Madison Avenue
Morristown, NJ 07960

Signature Page to the Sale and Contribution Agreement

DEFINITIONS ANNEX

General.  The definitions and rules of construction set forth herein are intended for use in connection with the Sale and Contribution Agreement to which this Definitions Annex is attached and are made a part of such Sale and Contribution Agreement.

Defined Terms.  The following terms shall have the following meanings:

“Applicable Law” means all provisions of statutes, rules, regulations and orders of the United States of America, any state thereof or municipality therein or of any foreign governmental body or of any regulatory agency applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banking institutions in the City of New York or in the State of New Jersey are authorized or obligated by law or executive order to be closed.

“CDF2 Loan Documents” means the CDF2 Loan Documents as defined in the Credit Agreement.

“CHG” means CHG as defined in the Credit Agreement.

“CHG Lease Facility Documents” means the CHG Lease Facility Documents as defined in the Credit Agreement.

“Collateral Agent” means Société Générale, New York Branch, as Collateral Agent under the Credit Agreement and the Guaranty and Security Agreement (as defined in the Credit Agreement), and any successor Collateral Agent under such agreements.

“Collection Account” means the Collection Account as defined in the Credit Agreement.

“Collections” means, without duplication, (i) virtual print fees paid to or for the benefit of the Parent and as assigned to the Seller in respect of the Digital Systems financed under the Credit Agreement and the CHG Lease Facility Documents, including, without limitation any such fees paid pursuant to the Digital Cinema Deployment Agreements with respect to such Digital Systems, (ii) any other payments to or for the benefit of the Parent and as assigned to the Seller in respect of the Digital Systems financed under the Credit Agreement and the CHG Lease Facility Documents under the Digital Cinema Deployment Agreements and (iii) any other payments to or for the benefit of the Seller the other Phase 2 Agreements.

“Credit Agreement” means that certain Credit Agreement dated as of October 18, 2011, among the Purchaser, as the Borrower, Société Générale, New York Branch, as Collateral Agent and Administrative Agent, and the lenders party thereto.

“Digital Cinema Deployment Agreement” means each Digital Cinema Deployment Agreement as defined in the Credit Agreement.

“Digital Systems” means the Digital Systems as defined in the Credit Agreement.

“Dollars” and “$”means the lawful currency of the United States.

“Exhibitor Agreement” means each Exhibitor Agreement as defined in the Credit Agreement.

“Governmental Authority” means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or any foreign jurisdiction.

“Lien” means any lien, security interest or other charge, encumbrance, or other type of preferential arrangement having the practical effect of a lien or security interest, of or on any assets or properties of any Person in favor of any other Person; provided, that in no event shall a license of other grant of rights to intellectual property or a license to use Digital Systems pursuant to a Exhibitor Agreement constitute a Lien.

“Loan Documents” means the Loan Documents as defined in the Credit Agreement.

“Management Services Agreement” means the Management Services Agreement as defined in the Credit Agreement.

“Material Adverse Effect” means with respect to any Person, any event that would individually or in the aggregate, reasonably be expected to have a material adverse effect on (x) the ability of such Person to perform its obligations under this Agreement, the Loan Documents, the CHG Lease Facility Documents or the CDF2 Loan Documents, (y) the rights and remedies of the other parties under this Agreement or (z) the Transferred Assets.

“Multiparty Agreement” means that certain Multiparty Agreement dated as October 18, 2011 by and among Purchaser, as Borrower, Parent, Seller, Cinedigm, CHG, Société Générale, New York Branch, as Senior Agent and Ballantyne Strong, Inc.

“Parent” has the meaning set forth in the preamble of this Agreement.

“Permitted Lien” means Permitted Lien as defined in the Credit Agreement.

“Person” means Person as defined in the Credit Agreement.

“Phase 2 Agreements” means the Exhibitor Agreements, the Digital Cinema Deployment Agreements and the Supply Agreements.

“Purchaser” has the meaning set forth in the preamble of this Agreement.

“Purchaser Indemnified Liabilities” has the meaning specified in Article VIII of this Agreement.

“Software License Agreements” means (i) the Software License Agreement dated as of October 18, 2011 between Seller, Purchaser and Access Digital Media, Inc., and (ii) the Software License Agreement dated as of October 18, 2011 between Seller, Purchaser and Hollywood Software, Inc.

“Solvent” means Solvent as defined in the Credit Agreement.

 “Supply Agreement” means each Supply Agreement as defined in the Credit Agreement.

“Transferred Assets” means the Phase 2 Agreements set forth in Schedule 2.01 of this Agreement.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral under any Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of such Loan Document relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“U.S.” or “United States” means the United States of America.

SCHEDULE 2.01(A)
To the Sale and Contribution Agreement
Cinedigm Assets

Rights in and to Digital Cinema Deployment Agreements relating to Digital Systems financed (whether on or after the Initial Transfer Date) under the Credit Agreement and the CHG Lease Facility Documents:

1.   Digital Cinema Deployment Agreement, dated as of March 7, 2008, by and among Twentieth Century Fox Film Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp., as amended by Amendment No. 1 to Digital Cinema Deployment Agreement dated February 25, 2009, and as further amended by Amendment No. 2 to Digital Cinema Deployment Agreement dated June 17, 2010.

2.   Digital Cinema Deployment Agreement, dated as of February 16, 2009, by and among Columbia Pictures Industries, Inc., Sony Pictures Releasing Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp., as amended and restated by First Amended and Restated Digital Cinema Deployment Agreement dated as of July 28, 2011, by and among Columbia Pictures Industries, Inc., Sony Pictures Releasing Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp.

3.   Digital Cinema Domestic Deployment Agreement, dated as of March 10, 2008, among Walt Disney Studios Motion Pictures, Access Digital Cinema Phase 2, Corp. and Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.), as amended by Amendment  No. 1 to Digital Cinema Domestic Deployment Agreement dated as of January 30, 2009, as further amended by Amendment  No. 2 to Digital Cinema Domestic Deployment Agreement dated as of May 21, 2010, as further amended by Amendment No. 3 to Digital Cinema Domestic Deployment Agreement dated as of September 14, 2010.

Together with all virtual print fees accrued with respect to such Digital Systems prior to the Initial Transfer Date.

SCHEDULE 2.01(B)
To the Sale and Contribution Agreement
Parent Assets

Rights in and to Digital Cinema Deployment Agreements relating to Digital Systems financed (whether on or after the Initial Transfer Date) under the Credit Agreement and the CHG Lease Facility Documents:

1.   Digital Cinema Deployment Agreement, dated as of March 7, 2008, by and among Twentieth Century Fox Film Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp., as amended by Amendment No. 1 to Digital Cinema Deployment Agreement dated February 25, 2009, and as further amended by Amendment No. 2 to Digital Cinema Deployment Agreement dated June 17, 2010.

2.   Digital Cinema Deployment Agreement, dated as of March 10, 2008, by and between Paramount Pictures Corporation and Access Digital Cinema Phase 2, Corp., as amended by Amendment No. 1 to Digital Cinema Deployment Agreement dated July 8, 2010.

3.   Digital Cinema Deployment Agreement, dated as of February 16, 2009, by and among Columbia Pictures Industries, Inc., Sony Pictures Releasing Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp., as amended and restated by First Amended and Restated Digital Cinema Deployment Agreement dated as of July 28, 2011, by and among Columbia Pictures Industries, Inc., Sony Pictures Releasing Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp.

4.   Digital Cinema Deployment Agreement, dated as of October 23, 2009, by and between Warner Bros. Entertainment Inc. and Access Digital Cinema Phase 2, Corp.

5.   Digital Cinema Screen Management Agreement, dated as of March 10, 2008, by and between Universal Film Exchanges LLLP and Access Digital Cinema Phase 2, Corp., as amended by Amendment No. 1 to Digital Cinema Screen Management Agreement dated February 12, 2009, and as further amended by Amendment No. 2 to Digital Cinema Screen Management Agreement dated August 30, 2010, and as further amended by Amendment No. 3 to Digital Cinema Screen Management Agreement dated April 15, 2011.

6.   Digital Cinema Domestic Deployment Agreement, dated as of March 10, 2008, among Walt Disney Studios Motion Pictures, Access Digital Cinema Phase 2, Corp. and Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.), as amended by Amendment  No. 1 to Digital Cinema Domestic Deployment Agreement dated as of January 30, 2009, as further amended by Amendment  No. 2 to Digital Cinema Domestic Deployment Agreement dated as of May 21, 2010, as further amended by Amendment No. 3 to Digital Cinema Domestic Deployment Agreement dated as of September 14, 2010.

7.   Digital Cinema Deployment Agreement, dated as of October 13, 2008, by and between Lion’s Gate Films Inc. and Access Digital Cinema Phase 2, Corp.

8.   Digital Cinema Deployment Agreement, dated as of October 23, 2009, by and between Overture Films, LLC and Access Digital Cinema Phase 2, Corp.

Together with all virtual print fees accrued with respect to such Digital Systems prior to the Initial Transfer Date.

SCHEDULE 2.01(C)
To the Sale and Contribution Agreement
Transferred Assets

Digital Cinema Deployment Agreements

Rights in and to Digital Cinema Deployment Agreements relating to Digital Systems financed under the Credit Agreement and the CHG Lease Facility Documents:

1.   Digital Cinema Deployment Agreement, dated as of March 7, 2008, by and among Twentieth Century Fox Film Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp., as amended by Amendment No. 1 to Digital Cinema Deployment Agreement dated February 25, 2009, and as further amended by Amendment No. 2 to Digital Cinema Deployment Agreement dated June 17, 2010.

2.   Digital Cinema Deployment Agreement, dated as of March 10, 2008, by and between Paramount Pictures Corporation and Access Digital Cinema Phase 2, Corp., as amended by Amendment No. 1 to Digital Cinema Deployment Agreement dated July 8, 2010.

3.   Digital Cinema Deployment Agreement, dated as of February 16, 2009, by and among Columbia Pictures Industries, Inc., Sony Pictures Releasing Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp., as amended and restated by First Amended and Restated Digital Cinema Deployment Agreement dated as of July 28, 2011, by and among Columbia Pictures Industries, Inc., Sony Pictures Releasing Corporation, Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.) and Access Digital Cinema Phase 2, Corp.

4.   Digital Cinema Deployment Agreement, dated as of October 23, 2009, by and between Warner Bros. Entertainment Inc. and Access Digital Cinema Phase 2, Corp.

5.   Digital Cinema Screen Management Agreement, dated as of March 10, 2008, by and between Universal Film Exchanges LLLP and Access Digital Cinema Phase 2, Corp., as amended by Amendment No. 1 to Digital Cinema Screen Management Agreement dated February 12, 2009, and as further amended by Amendment No. 2 to Digital Cinema Screen Management Agreement dated August 30, 2010, and as further amended by Amendment No. 3 to Digital Cinema Screen Management Agreement dated April 15, 2011.

6.   Digital Cinema Domestic Deployment Agreement, dated as of March 10, 2008, among Walt Disney Studios Motion Pictures, Access Digital Cinema Phase 2, Corp. and Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.), as amended by Amendment  No. 1 to Digital Cinema Domestic Deployment Agreement dated as of January 30, 2009, as further amended by Amendment  No. 2 to Digital Cinema Domestic Deployment Agreement dated as of May 21, 2010, as further amended by Amendment No. 3 to Digital Cinema Domestic Deployment Agreement dated as of September 14, 2010.

7.   Digital Cinema Deployment Agreement, dated as of October 13, 2008, by and between Lion’s Gate Films Inc. and Access Digital Cinema Phase 2, Corp.

8.   Digital Cinema Deployment Agreement, dated as of October 23, 2009, by and between Overture Films, LLC and Access Digital Cinema Phase 2, Corp.

Exhibitor Agreements

1.   Master License Agreement dated as of August 10, 2011 between CDF2 Holdings, LLC and Storyteller Theatres Corporation.

2.   Master License Agreement dated as of July 5, 2011 between CDF2 Holdings, LLC and Marcus Theatres Corporation.

3.   Master License Agreement dated as of August 17, 2011 between CDF2 Holdings, LLC and Dickinson Theatres, Inc., as amended and restated by Amended and Restated Master License Agreement dated as of September 28, 2011 between CDF2 Holdings, LLC and Dickinson Theatres, Inc.

4.   Master License Agreement dated as of July 11, 2011 between CDF2 Holdings, LLC and Meadville Cinema LP.

5.   Master License Agreement dated as of October 7, 2011 between CDF2 Holdings, LLC and Muller Family Theatres, LLC.

Supply Agreement

The Digital System Supply Agreement, dated as of August 16, 2011, between CDF2 Holdings, LLC and Ballantyne Strong, Inc., as amended by Amendment to Digital System Supply Agreement, dated as of October 14, 2011.

SCHEDULE 2.01(D)
To the Sale and Contribution Agreement
Borrowings

Purchaser Borrowings under the Credit Agreement to lend to CHG under that certain Non-Recourse Loan Agreement dated as of October 18, 2011 between CHG-MERIDIAN U.S. FINANCE, LTD, as Borrower and Cinedigm Digital Funding 2, LLC, as Lender.